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                                                                   EXHIBIT 10.12


         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH THE DISTRIBUTION THEREOF. NO DISPOSITION OF THESE SECURITIES MAY BE MADE IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (ii) AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH DISPOSITION WITHOUT REGISTRATION IS IN COMPLIANCE WITH ALL SUCH SECURITIES LAWS.


                                 WARRANT NO. 33

                             STOCK PURCHASE WARRANT

                            TO PURCHASE COMMON STOCK

                                       OF

                           CORPORATE CHILD CARE, INC.


         THIS IS TO CERTIFY THAT, for good and valuable consideration received, MARRIOTT CORPORATION, a Delaware corporation, is entitled to subscribe for and purchase from CORPORATE CHILD CARE, INC., a Tennessee corporation (the "Company"), 40,000 shares (the "Shares," which term shall refer to the number of shares of the Company's Common Stock which may be purchased hereunder, as the same may be adjusted from time to time pursuant to Section 3 hereof) of the Company's Common Stock, no par value per share ("Common Stock"), at the purchase price of $4.00 per Share (the "Purchase Price"), at any time prior to January 15, 1998, subject to the provisions and upon the terms and conditions hereinafter set forth. Certain capitalized terms used herein shall have the meanings ascribed to them in Section 7 hereof.

         Section 1.
                    Exercise of Warrant. The holder of this Warrant may, at any time prior to 5 o'clock p.m., Nashville, Tennessee Time, on January 15, 1998, exercise this Warrant, in whole or in part, for the purchase of any number of Shares at the time up to the number of Shares specified in the first paragraph of this Warrant, less the number of Shares as to which this Warrant has been previously exercised, at the Purchase Price specified in the first paragraph of this Warrant, as adjusted, if necessary, pursuant to Section 3 hereof. In order to exercise this Warrant in whole or in part, the holder hereof shall deliver to the Company at 631 Second Avenue South, Suite 2F, Nashville, Tennessee 37210, or such address as the Company shall designate in a written notice to the holder hereof, (i) a written notice of such holder's election to exercise this Warrant, which notice
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shall be in substantially the form of the Subscription Notice attached hereto and shall specify the number of Shares to be purchased, (ii) a certified check or checks payable to the Company in an amount equal to the aggregate Purchase Price of the number of Shares being purchased, and (iii) this Warrant. The Company shall, as promptly as practicable, and in any event within 20 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with said notice, a certificate or certificates representing the aggregate number of Shares specified in said notice. The stock certificate or certificates so delivered shall be in such denominations as may be reasonably specified in said notice and shall be registered in the name of such holder. Such certificate or certificates shall be deemed to have been issued and such holder shall be deemed for all purposes to have become a holder of record of such shares as of the date the notice and payment is received by the Company as aforesaid.

         If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the Shares comprising the remaining shares of Common Stock called for by this Warrant, which new Warrant in all other respects shall be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates and new Warrants under this Section.

         Section 2.  Restrictions on Transfer.

         A. Transfer of Warrant. Subject to the restrictions set forth in this Section 2, this Warrant may be transferred, in whole or in part, to any person by presentation of the Warrant to the Company with written instructions for such transfer, and any such transferee shall be entitled to all of the continuing rights and benefits of a purchaser of the Warrants.

         Neither this Warrant nor the Shares have been registered under the Securities Act or any Blue Sky laws. This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement for such Warrant under the Securities Act and any applicable Blue Sky laws or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act or under any applicable Blue Sky laws.

         B. Mechanics and Expenses of Transfer. Upon presentation for transfer in compliance with the terms hereof, the Company shall promptly execute and deliver a new Warrant or Warrants identical to this Warrant in the name or names of the transferee or transferees and in the denominations specified in such instructions. The Company agrees to maintain at its principal office books for the registration of the Warrants. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Warrants under this Section.





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         C.      Transfer of Shares.  Transfer of the Shares shall be
restricted in the same manner and to the same extent as the Warrant. The certificates representing the Shares shall bear the following legends:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH THE DISTRIBUTION THEREOF. NO DISPOSITION OF THE SHARES MAY BE MADE IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (ii) AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH DISPOSITION WITHOUT REGISTRATION IS IN COMPLIANCE WITH ALL SUCH SECURITIES LAWS.

         Section 3.  Anti-dilution Adjustments.

         A. Effect of "Split-ups" and "Split-downs" and Certain Dividends. In case at any time or from time to time while this Warrant remains outstanding, the Company shall subdivide as a whole, by reclassification, stock split, issuance of a stock dividend on the Common Stock payable in Common Stock, or otherwise, the number of shares of Common Stock then outstanding into a greater number of shares of Common Stock, with or without par value, the number of Shares to which this Warrant relates shall be increased proportionately and the Purchase Price per Share shall be decreased proportionately. In case at any time or from time to time the Company shall without payment of any consideration consolidate as a whole, by reclassification, reverse stock split or otherwise, the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock, with or without par value, the number of Shares shall be reduced proportionately and the Purchase Price per Share shall be increased proportionately.

         B. Effect of Certain Distributions. If on any date the Company makes a distribution to holders of its Common Stock (including any such distribution made in connection with a share exchange or merger in which the Company is the continuing corporation) of evidences of its indebtedness or assets, the number of Shares to which this Warrant relates shall be adjusted as at the close of business on said date to a number determined by multiplying the number of Shares immediately prior to such distribution by a fraction, the numerator of which shall be the Fair Market Value (as defined in subsection 3.G hereof) immediately prior to such distribution, and the denominator of which shall be the Fair Market Value of the Common Stock minus the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed to the holder of one share of Common Stock.

         C. Effect of Merger or Share Exchange. In case the Company shall, while this Warrant remains outstanding, enter into any mandatory share exchange with or merge into any other corporation wherein the Company is not the surviving corporation, or sell or convey its property as





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an entirety or substantially as an entirety, and in connection with such share exchange, merger, sale or conveyance, shares of stock or other securities of another issuer shall be issuable or deliverable in respect of or exchange for the Common Stock of the Company, the holder of this Warrant shall thereafter be entitled to purchase pursuant to such Warrant (in lieu of the number of Shares which such holder would have been entitled to purchase immediately prior to such share exchange, merger, sale or conveyance) the shares of stock or other securities issued in respect of or exchange for such number of Shares at the time of such share exchange, merger, sale or conveyance, at an aggregate purchase price equal to that which would have been payable if such number of Shares had been purchased by exercise of this Warrant immediately prior thereto. In the event of any such share exchange, merger, sale or conveyance in which cash and/or other property rather than (or in addition to) stock or other securities shall be payable or deliverable in respect of or exchange for Common Stock of the Company, the holder of this Warrant shall be entitled to purchase throughout the remaining term of this Warrant and pursuant to this Warrant (in lieu of the number of Shares which such holder would have been entitled to purchase immediately prior to such share exchange, merger, sale or conveyance) a number of shares of common stock of the acquiring or surviving corporation (or if same is a subsidiary of another corporation, then of its direct or indirect parent which is not a subsidiary of another) having a value on the date of such transaction equal to the fair market value of such property and/or the amount of cash, as the case may be, that would have been payable to the holder of this Warrant if the Warrant had been exercised immediately prior to such share exchange, merger, sale or conveyance. In case of any such share exchange, merger, sale or conveyance, appropriate provision shall be made by a resolution of the Board of Directors of the Company with respect to the rights and interests thereafter of the holder of this Warrant, to the end that all the provisions of the Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities.

         D. Reorganization and Reclassification. In case of any reorganization or reclassification of the capital stock of the Company (except as provided in subsection C of this Section), while this Warrant remains outstanding, the holder of this Warrant shall thereafter be entitled to purchase pursuant to such Warrant (in lieu of the number of Shares which such holder would have been entitled to purchase immediately prior to such reorganization or reclassification) the shares of stock of any class or classes or other securities or property to which such number of Shares would have been entitled at the time of such reorganization or reclassification, at an aggregate purchase price equal to that which would have been payable if such number of Shares had been purchased immediately prior to such reorganization or reclassification. In case of any such reorganization or reclassification, appropriate provision shall be made by resolution of the Board of Directors of the Company with respect to the rights and interests thereafter of the holder of this Warrant, to the end that all the provisions of the Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

         E. Statement of Adjustment of Shares Purchasable Hereunder and Current Price. Whenever the number of Shares is adjusted pursuant to any of the foregoing provisions of this Section 3, the Company shall promptly prepare a written statement signed by the President of the Company, setting forth the adjustment in the number of Shares, determined as provided in this





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Section, and the amount of the then current Purchase Price, and in reasonable detail the facts requiring such adjustment and the calculation thereof. Such statement shall be filed among the permanent records of the Company and a copy thereof shall be furnished to the holder(s) of the Warrants without request, and shall at all reasonable times during business hours be open to inspection by such holders.

         F. Determination by the Board of Directors. All determinations by the Board of Directors of the Company under the provisions of this Section 3 shall be made in good faith with due regard to the interests of the holders of Warrants and the other holders of securities of the Company and in accordance with good financial practice, and all valuations made by the Board of Directors of the Company under the terms of this Section 3 must be made with due regard to any market quotations of securities involved in, or related to, the subject of such valuation.

         For all purposes of this Section 3 and the Warrants, unless the context otherwise requires, the term "Fair Market Value" shall have the following meaning:

         "Fair Market Value": per share of Common Stock at any date, the average of the daily market prices for 30 consecutive business days commencing 45 business days before such date. The market price for each such business day shall be the last sale price on such day as reported on the consolidated transaction reporting system for the principal securities exchange on which the Common Stock is then listed or admitted to trading (or, if applicable, the last sale price reported by the National Association of Securities Dealers Automated Quotation Service ("NASDAQ") National Market System), or, if no sale takes place on such day on any such exchange or no such sale is quoted on such System, the average of the closing bid and asked prices on such day as so reported, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the market price for each such business day shall be the average of the reported closing bid and asked prices on such day in the over-the-counter market, as reported by NASDAQ. If no market prices are reported, then the market price shall be the fair market value as determined in good faith by the Board of Directors, whose determination shall be conclusive.

         Section 4. Covenants of the Company. The Company covenants and agrees that:

                 (a) it will reserve and set apart and have, free from preemptive rights, at all times a number of shares of authorized but unissued Common Stock, or other stock or securities deliverable pursuant to Section 3 hereof, sufficient to enable it at any time to fulfill all its obligations hereunder; and

                 (b) all shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.





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         Section 5.  Notices.  In case the Company proposes:

                 (a) to pay any dividend payable in stock (of any class or classes) or in securities convertible into Common Stock upon its Common Stock or make any distribution (other than dividends in cash) to the holders of its Common Stock; or

                 (b) to grant to the holders of its Common Stock generally any rights or options; or

                 (c)    to effect any capital reorganization or
         reclassification of capital stock of the Company; or


                 (d) to consolidate or enter into a mandatory share exchange with, or merge into, any other corporation or to sell or convey its property as an entirety or substantially as an entirety; or

                 (e) to effect the liquidation, dissolution or winding up of the Company;

then the Company shall cause notice of any such intended action to be given to the holder of this Warrant not less than 30 days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend, distribution or granting of rights or options, or the date when such capital reorganization, reclassification, consolidation, share exchange, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

         Any notice or other document required or permitted to be given or delivered to the holder of this Warrant shall be mailed first-class postage prepaid to such holder at the last address shown on the books of the Company maintained for the registry and transfer of Warrants. Any notice or other document required or permitted to be given or delivered to holders of record of outstanding Warrant Stock shall be mailed first class postage prepaid to each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be mailed first-class postage prepaid, or delivered, to the principal office of the Company, at 631 Second Avenue South, Suite 2F, Nashville, Tennessee 37210, or such other address within the United States of America as shall have been furnished by the Company to the holder of this Warrant and the holders of record of Warrant Stock.

         Section 6. Warrant Holder Not Shareholder; Limitation of Liability. This Warrant does not confer upon the holder hereof, as such, any right whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.





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         Section 7. Certain Definitions.  For all purposes of this Warrant, unless the context otherwise requires:

         A. "Company" shall mean Corporate Child Care, Inc., a Tennessee corporation, or its successors and assigns.

         B. "Common Stock" shall mean and include the Company's authorized Common Stock as the same existed on the date hereof, and any other securities as to which this Warrant becomes exercisable pursuant to Section 3.

         C. "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

         D. "Blue Sky laws" shall mean any state securities laws, and rules and regulations thereunder, all as the same shall be in effect at the time.

         E. "Warrant Stock" shall mean the shares of Common Stock purchasable or purchased by the holder of this Warrant upon the exercise thereof pursuant to Section 1.

         F. Whenever the term "transfer" is used herein with respect to the disposition of this Warrant or Warrant Stock, or of any interest in either thereof, such term shall refer to any such disposition which would constitute a sale thereof within the meaning of the Securities Act.

         G. "Person" shall mean an individual, corporation, partnership, trust, unincorporated organization and any government, and any political subdivision, instrumentality and agency thereof.

         Section 8. Loss, Destruction, etc. of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         Section 9. Applicable Law. The validity, interpretation and performance of this Warrant and each of its terms and provisions shall be governed by the laws of the State of Tennessee without regard to its principles of conflicts of laws.





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         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President and attested by its Secretary or Assistant
Secretary.

Dated:  January 15, 1993


                                  CORPORATE CHILD CARE. INC.


                                  By:/s/ Marguerite W. Sallee
                                     -------------------------------------------------------------------------------------------
                                         President

Attest:

/s/ Robert J. Brady
----------------------------------
Secretary







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